UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2021

MESA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-11740 (Commission File Number)	84-0872291 (I.R.S. Employer Identification No.)

12100 WEST SIXTH AVENUE, LAKEWOOD, Colorado (Address of principal executive offices)	80228 (Zip Code)

Registrant’s telephone number, including area code: 303-987-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, no par value	MLAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On October 21, 2021, Mesa Laboratories, Inc. (“Mesa”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (“Initial 8-K”) to disclose that it had completed its previously announced acquisition of Agena Bioscience, Inc. (“Agena”). This Form 8-K amends the initial 8-K to include the historical audited and unaudited consolidated financial statements of Agena and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial 8-K.

The pro forma financial information included as Exhibit 99.3 to this Current Report on Form 8-K has been presented for informational purposes only, as required by Form 8-K, and does not purport to represent the actual results of operations that Mesa and Agena would have achieved had the companies been combined at and during the periods presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve following the acquisition.

Except as described above, all other information in the Initial 8-K remains unchanged.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(A)	Financial Statements of Business Acquired
1)
The audited financial statements of Agena, which comprise (a) the consolidated balance sheets as of December 31, 2020 and December 31, 2019; (b) the related consolidated statements of income, comprehensive income, stockholders’ equity, and cash flows for the years then ended, and (c) the related notes to the financial statements; and

2)
The unaudited financial statements of Agena, which comprise (a) the unaudited consolidated balance sheets as of June 30, 2021; (b) the related unaudited consolidated statements of income, comprehensive income, stockholders’ equity, and cash flows for the six months ended June 30, 2021 and 2020, respectively; and (c) the related notes to the financial statements.

(B)	Pro Forma Financial Information
1)	The unaudited pro forma condensed combined balance sheets of Mesa as of September 30, 2021,
2)	The unaudited pro forma condensed combined statement of operations of Mesa for the year ended March 31, 2021,
3)	The unaudited pro forma condensed combined statement of income of Mesa for the six months ended September 30, 2021,
4)	The related notes to unaudited pro forma condensed combined financial statements.

(C)	Exhibits

Exhibit No.	Description
23.1	Consent of Moss Adams, independent auditors for Agena Bioscience, Inc.
99.1
Audited financial statements of Agena Bioscience, Inc., which comprise (a) the consolidated balance sheets as of December 31, 2020 and December 31, 2019; (b) the related consolidated statements of operations, comprehensive income (loss), stockholders’ equity, and cash flows for the years then ended, and (c) the related notes to the consolidated financial statements.

99.2
Unaudited financial statements of Agena Bioscience, Inc, which comprise (a) the unaudited consolidated balance sheets as of June 30, 2021; (b) the related unaudited consolidated statements of operations, comprehensive income (loss), stockholders’ equity, and cash flows; and (c) the related notes to the consolidated financial statements.

99.3
(1) Unaudited pro forma condensed combined balance sheets of Mesa as of September 30, 2021; (2) unaudited pro forma condensed combined statement of operations of Mesa for the year ended March 31, 2021; (3) unaudited pro forma condensed combined statement of income of Mesa for the six months ended September 30, 2021; and (4) related notes to unaudited pro forma condensed combined financial statements.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: December 22, 2021		Mesa Laboratories, Inc.
(Registrant)

	BY:	/s/ Gary M. Owens
Gary M. Owens
President and Chief Executive Officer